CleanSpark, Inc. Announces Closing of $2.276 Billion of Senior Secured Notes

LAS VEGAS, September 25, 2026 — CleanSpark, Inc. (Nasdaq: CLSK) ("CleanSpark" or the "Company"), a market-leading data center developer, today announced that its wholly owned subsidiary, CSDC Finance I, LLC, has closed its previously announced offering of $2.276 billion aggregate principal amount of 7.875% senior secured notes due 2031.

The notes have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration.

About CleanSpark

CleanSpark is a market-leading data center developer with a proven track record of success. We control a portfolio of more than 1.8 GW of power, land, and data centers across the United States powered by globally competitive energy prices. Sitting at the intersection of Bitcoin, energy, operational excellence, and capital stewardship, we optimize our infrastructure to deliver superior returns to our shareholders. Monetizing low-cost, high reliability energy by producing a global emerging critical resource – compute – positions us to prosper in an ever-changing world.

Forward Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws of the United States. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of complying with these safe harbor provisions. Any statements made in this press release that are not statements of historical fact, such as statements regarding the anticipated terms of the notes being offered, the completion, timing and size of the proposed Offering of the notes and the intended use of the net proceeds, are forward-looking statements and should be evaluated as such. These forward-looking statements generally are identified by the words “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “seeks,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “strategy,” “future,” “forecasts,” “opportunity,” “predicts,” “potential,” “would,” “will likely result,” “continue,” and similar expressions (including the negative versions of such words or expressions).

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by CleanSpark and our management, are inherently uncertain. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: volatility in the price of CleanSpark’s securities due to a variety of factors, including changes in the competitive and regulated industry in which CleanSpark operates, CleanSpark’s evolving business model and strategy and efforts we may make to modify aspects of our business model or engage in various strategic initiatives, variations in performance across competitors, changes in laws and regulations affecting CleanSpark’s business, and the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended September 30, 2025 filed with the Securities and Exchange Commission (“SEC”) on November 25, 2025, our Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2025 filed with the SEC on February 5, 2026, our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2026 filed with the SEC on May 11, 2026, our Quarterly Report on Form 10 Q for the

fiscal quarter ended June 30, 2026 filed with the SEC on August 6, 2026, and in CleanSpark’s subsequent filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and CleanSpark assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Contacts:

Investor Relations Contact:

Kyle Sourk

702-989-7693

ir@cleanspark.com

Media Contact:

Eleni Stylianou

702-989-7694

pr@cleanspark.com